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                       SECURITIES AND EXCHANGE COMMISSION



                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) February 23,1998
                                                    ----------------


                         First Western Bancorp, Inc.
           (Exact name of registrant as specified in its charter)


                       Commission file number 0-13882


   Pennsylvania                                            25-1461570
   ------------------------------------------------------------------
   (State or other jurisdiction of               (IRS Employer
   incorporation or organization)                 Identification No.)


   101 East Washington Street, New Castle, Pennsylvania         16101
   ------------------------------------------------------------------
   (Address of principal executive offices)                (Zip Code)


   Registrant's telephone number including area code: (724) 652-8550
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Item 5. Other Events

      On February 23, 1998, First Western Bancorp, Inc.'s wholly-owned subsidiary First Western Bank, N.A. agreed to purchase 16 branches in western Pennsylvania from PNC Bank. The agreement includes the acquisition of the 16 PNC Bank branch offices, related deposits, consumer loans, small business banking relationships and certain brokerage relationships of the following branches: Farrell, Grove City, Hermitage, Sharon, Transfer, and West Middlesex (Mercer County); Beaver, Chippewa, Midland and New Brighton (Beaver County); Ebensburg and Barnesboro (Cambria County); Evans City (Butler County); McDonald (Washington County); Punxsutawney (Jefferson County); and Kiski Valley (Westmoreland County). First Western will acquire approximately $415 million in deposits, $71 million in consumer and small business loans and $23 million in brokerage assets, along with related fixed assets, leases, safe deposit business and other agreements. The consideration to be paid by First Western will be approximately $58 million for the deposit and brokerage relationships and the right to acquire, at book value, the loan portfolio and the real estate and related assets of the 16 branches. The transaction is subject to regulatory approval and is expected to be completed by mid-year 1998.


Item 7. Financial Statements and Exhibits

     (a) Financial Statements: None.

     (b) Exhibits:

            99.1  Press Release Announcing: First Western Bank to
                  Acquire 16 PNC Bank Branches in Western Pennsylvania.


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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                First Western Bancorp, Inc.
                                                       (Registrant)




February 27, 1998                                 /s/ Robert H. Young
                                                  ----------------------
                                                  Robert H. Young
                                                  Executive Vice President-
                                                  Chief Financial Officer,
                                                  Secretary and Treasurer
                                                 (Principal Financial Officer)


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                        First Western Bancorp, Inc.

                           Exhibits to Form 8-K

             For the Current Report Dated February 23, 1998

                              Exhibit Index
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<CAPTIONS>

Exhibit                                                   Method of
Number                        Description                 Filing
-----------      ----------------------------------       --------------
99.1              Press Release Announcing First          Filed
                  Western Bank to Acquire 16 PNC          Herewith
                  Bank Branches in Western
                  Pennsylvania




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